UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

COSMOS HOLDINGS INC.
(Name of Registrant as Specified in its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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COSMOS HOLDINGS INC.

141 West Jackson Boulevard, Suite 4236

Chicago, IL 60604

(Telephone) (312) 536-3102

Dear Stockholder:

This Information Statement is furnished to holders of shares of common stock, par value $0.001 per share (the “Common Stock”), of Cosmos Holdings Inc. (the “Company”). Our Board of Directors (the “Board”) approved on February 14, 2022, and recommended the approval by our stockholders, of the following corporate actions (“Corporate Actions”):

1.	To approve a private offering to a third party investor (the “Private Offering”).

Certain of our stockholders, holding a majority of our voting power on February 15, 2022 (the “Record Date”), approved the Corporate Actions by written consent (the “Written Consent”) in lieu of a special meeting of stockholders.

As a matter of regulatory compliance, we are sending to you this Information Statement which describes the purpose and provisions of the contemplated Corporate Actions.

By Order of the Board of Directors, Very truly yours, COSMOS HOLDINGS INC.

By:	/s/ Grigorios Siokas
Name:	Grigorios Siokas
Title:	Chief Executive Officer

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COSMOS HOLDINGS INC.

141 West Jackson Boulevard, Suite 4236

Chicago, IL 60604

(Telephone) (312) 536-3102

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS

REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $0.001 per share (the “Common Stock”), of Cosmos Holdings Inc., a Nevada corporation (the “Company”, “we”, “us” or “our”) as of February 15, 2022 (the “Record Date”) to notify such stockholders of the following:

On February 14, 2022, the Board of Directors of the Company unanimously approved the Private Offering.  The majority stockholders (51%) approved Private Offering by Written Consent in lieu of a meeting on February 15, 2022. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Private Offering.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of the Company’s common stock as of February 15, 2022, with respect to: (i) each person known to be the beneficial owner of more than five percent of each class of stock; (ii) all directors and executive officers; and (iii) all directors and executive officers as a group. The notes accompanying the information in the table are necessary for a complete understanding of the information provided below. As of February 15, 2022, there were 17,544,524 shares of common stock outstanding.

The Company believes that all persons named in the table have sole voting and investment power with respect to all shares shown as being owned by them, except as otherwise provided in the footnotes to the below table.

Under federal securities laws, a person or group of persons is: (a) deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. This assumes that options, warrants or convertible securities that are held by such person or group of persons and which are exercisable within 60 days of the date above, have been exercised or converted.

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Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned (3)
Directors and Executive Officers:

Grigorios Siokas	6,834,167	39.0%
Chief Executive Officer and Director

Georgios Terzis	24,350	NIL
Chief Financial Officer

Pavlos Ignatiades	—	—
Chief Operating Officer

Demetrios G. Demetriades	—	—
Secretary and Director

Dimitrios Goulielmos (2)	540,000	3.0%
Director

John J. Hoidas	—	—
Director

Peter Goldstein (4)	170,425
Executive Director

All officers and directors as a group (7 persons)	7,568,942	43.1%

5% or More Stockholders:	—	—

(1)	Unless otherwise indicated, the address for each person is 141 West Jackson Boulevard, Suite 4236, Chicago, IL 60604

(2)

Mr. Goulielmos is the owner of Jaron Trading Limited a company that holds 40,000 common shares. Therefore Mr. Goulielmos, in addition to the 500,000 common shares that he personally owns, he controls the 40,000 that belongs to Jaron Trading Limited. Attributing these shares to Mr. Goulielmos gives him a voting block of 540,000 shares, or 3.1% of the issued and outstanding common stock of the Company at February 15, 2022

(3)	Percentages are based on 17,544,524 shares outstanding at February 15, 2022.

(4)

50,000 shares are held of record by Exchange Listing LLC, a limited liability company, which Mr. Goldstein controls. 120,425 shares are held of record by PGS Ventures B.V., a company Mr. Goldstein controls.

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INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO THE MATTERS TO BE ACTED UPON

No director, executive officer, associate of any officer or director or executive officer, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the Private Offering referenced herein which is not shared by the majority of the stockholders.

OTHER MATTERS

If you and others who share your mailing address own Common Stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement from each company whose stock is held in such accounts. This practice, known as “householding” is designed to reduce the volume of duplicate information and reduce printing and postage costs. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it, and a single copy of this Information Statement has been sent to your address. Each stockholder will continue to receive a separate notice.

If you would like to receive an individual copy of this Information Statement, we will promptly send a copy to you upon request by mail to the Company at 141 West Jackson Boulevard, Suite 4236 Chicago, IL 60604, or by calling (312) 536-3102. This document is also available in digital form for download or review by visiting the website of the Securities and Exchange Commission at www.sec.gov.

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ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Copies of these reports, proxy statements and other information can be obtained at the SEC’s public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

The following documents as filed with the Commission by the Company are incorporated herein by reference:

•	8-K filed December 20, 2021;
•	8-K/A filed December 9, 2021;
•	8-K filed December 8, 2021;
•	8-K filed November 17, 2021;
•	10-Q for the nine months ended September 30, 2021; and
•	10-K for the year ended December 31, 2020.

APPRAISAL AND DISSENTERS’ RIGHTS

Under Nevada law, stockholders have no appraisal or dissenters’ rights in connection with the Written Consent.

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EFFECTIVE DATE OF WRITTEN CONSENT

Pursuant to Rule 14c-2 under the Exchange Act, the Written Consent shall not be effective until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Stockholders.

COSMOS HOLDINGS INC.

Date: February 28, 2022	By:	/s/ Grigorios Siokas
Grigorios Siokas
Chief Executive Officer

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